Exhibit 99.2 First Quarter 2020 Financial Results Supplement April 30, 2020

COVID-19 Pandemic Response Efforts Employees & Vendors Sellers & Servicers Communities • We activated our Crisis Management • For sellers, we have introduced • For homeowners, we are offering Team to closely monitor the situation temporary measures to help provide additional mortgage relief options for and regularly update and advise our sellers with clarity and flexibility. borrowers affected by COVID-19, Board, senior leaders and staff. including: ▪ In the single-family market, this • We have taken several actions to includes: ▪ Providing mortgage forbearance for up to ensure business continuity, including: ◦ Allowing flexibility in demonstrating a 12 months; borrower's current employment status ▪ Waiving assessments of penalties and ▪ Requiring more than 95% of staff to work or the existence of a borrower's late fees; remotely; and business; ▪ Taking specific actions to protect and ◦ Establishing underwriting restrictions ▪ Suspending reporting to credit bureaus of support essential staff working in our applicable to a borrower's accounts delinquency related to forbearance; and containing stocks, stock options, and offices, such as social distancing, face ▪ Offering loan modification options that mutual funds due to current market coverings, and frequent deep cleanings; lower payments or keep payments the volatility; and same after the forbearance period. • We have also taken actions to support ◦ Permanently expanding the use of our staff and community, including: automated collateral evaluation • To keep renters in multifamily eligibility for certain mortgages.. ▪ Providing additional paid sick leave to our properties in their homes and to ▪ In the multifamily market, this staff to care for themselves or family support multifamily borrowers, we are: members due to COVID-19 related includes: ▪ Offering multifamily borrowers mortgage illness; ◦ Providing unprecedented flexibility to make appraisal and inspection forbearance, with the condition that they ▪ Partnering with our vendors to ensure decisions on a case-by-case basis to suspend all evictions for renters unable workers dedicated to Freddie Mac protect the safety of landlords, renters to pay rent due to this pandemic; and continue to receive pay and benefits; and and our staff; and ▪ Allowing multifamily borrowers with a fully ◦ Bringing new security issuances to ▪ Launching virtual volunteering performing loan as of February 1, 2020, market. opportunities for staff to support their to defer their loan payments for up to 90 communities. • For servicers, we will also be providing days by showing a COVID-19-related a payment deferral option to offer to hardship and by gaining lender approval. eligible homeowners on July 1, 2020. See the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, for additional information on its response efforts related to the COVID-19 pandemic. © Freddie Mac 2

Financial Highlights Comprehensive Income $ Billions ▪ Comprehensive income of $0.6 billion, down from the prior quarter, driven by higher credit- $2.4 related expenses, primarily due to higher expected credit losses as a result of the COVID-19 pandemic, lower gains on single- $1.7 $1.8 $1.8 family asset disposition activity, and higher market-related losses, primarily driven by spread widening due to the pandemic. $0.6 1Q19 2Q19 3Q19 4Q19 1Q20 Adjusted Net Interest Income ▪ Adjusted net interest income increased slightly from the prior quarter, primarily driven by and Adjusted Guarantee Fee Income lower funding costs due to the decline in interest $ Billions rates as a result of the pandemic, partially offset $2.4 $2.4 $2.5 by a higher proportion of the lower yielding other $2.2 investments portfolio. $1.9 Adjusted guarantee fee income increased $1.0 $1.0 ▪ $0.8 $0.7 $0.8 slightly from the prior quarter, primarily driven by increases in Multifamily guarantee fee income and Single-Family contractual guarantee fee income, which were partially offset by lower 1Q19 2Q19 3Q19 4Q19 1Q20 Single-Family upfront fee amortization income due to lower loan prepayments compared to the Adjusted net interest income1 Adjusted guarantee fee income1 prior quarter. Note: Totals may not add due to rounding. © Freddie Mac 3

Total Portfolio Balances

Total guarantee portfolio[2]

$ Billions



6% YoY increase
$2,157
$243
$1,914
$2,184
$249
$1,935
$2,221
$260
$1,961
$2,265
$271
$1,994
$2,295
$275
$2,020
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
Single-Family credit guarantee portfolio
Multifamily guarantee portfolio3

Portfolio balance highlights

- Total guarantee portfolio:
  - Single-Family - grew $106 billion, or 6%, year-over-year.
  - Multifamily - grew $32 billion, or 13%, year-over-year.
- Total investments portfolio:
  - Mortgage-related investments portfolio - decreased $8 billion, or 4%, year-over-year.

Total investments portfolio

$ Billions



13% YoY increase
$296
$77
$219
$302
$83
$219
$312
$90
$222
$316
$103
$213
$334
$123
$211
FHFA Limit $225B*
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
Mortgage-related investments portfolio2,4
Other investments portfolio

Total debt outstanding[4,5]

$ Billions

Purchase Agreement Debt Cap $300B



2.6
2.6
2.5
2.4
2.4
$258
7%
36%
39%
18%
$270
6%
34%
47%
13%
$274
6%
40%
38%
16%
$273
6%
37%
35%
22%
$288
5%
45%
30%
20%
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
Discount notes
Callable debt
Non-callable debt
Other
Weighted average maturity in years

Note: Totals may not add due to rounding.

*In February 2019, FHFA directed the company to maintain the mortgage-related investments portfolio at or below $225 billion at all times.

© Freddie Mac 4

Conservatorship Matters and Total Equity Treasury draws and dividend payments Total Equity / Net Worth $ Billions $ Billions $119.7 $112.4 6 $71.3 $71.6 $9.1 $9.5 $4.5 $0.3 $4.1 $3.1 2008-2017 2018 2019 2020 Cumulative $(0.3) Total Draws from Treasury Dividend payments to Treasury 2017 2018 2019 YTD 2020* • Pursuant to the September 2019 Letter Agreement, the company will not have a dividend requirement on the senior preferred stock until its Net Worth Amount exceeds $20.0 billion. Note: Totals may not add due to rounding. © Freddie Mac 5 *As of March 31, 2020.

Key Economic Indicators National home prices increased by an average of 5.2% Quarterly ending interest rates over the past year 4.06% 3.73% 3.64% 3.74% 3.50% 2.41% 1.96% 1.89% 1.57% 0.72% 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) 10-year LIBOR Unemployment rate and job creation 203,000 210,000 4.4% 139,000 159,000 3.8% 3.7% National home prices continued upward trend 3.5% 3.5% 201 168 (2006 Peak) (71,000) 1Q19 2Q19 3Q19 4Q19 1Q20 Freddie Mac House Price Index (December 2000 = 100) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in United States (Not Seasonally Adjusted) each quarter) © Freddie Mac 6

Single-Family Guarantee Financial Highlights and Key Metrics Single-Family Guarantee Segment Earnings New business activity $ Billions $ Millions $1,420 Guarantee fees charged on new acquisitions (bps)7 $1,250 48 49 44 45 40 $955 $147 $134 $138 $740 $588 $102 $58 $84 $83 $70 $37 $24 $76 $46 $65 $63 $55 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Home purchase UPB Refinance UPB New Busn G-fee Credit guarantee portfolio 6% YoY Serious delinquency rates $ Billions increase 1.91% 1.82% 1.77% 1.84% 1.79% $2,020 $1,914 $1,935 $1,961 $1,994 $281 $335 $322 $307 $293 0.67% 0.63% 0.61% 0.63% 0.60% $1,579 $1,613 $1,654 $1,701 $1,739 0.22% 0.23% 0.24% 0.26% 0.26% (82%) (83%) (84%) (85%) (86%) 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Core single-family portfolio (loans originated post-2008) Core single-family portfolio (loans originated post-2008) Legacy and relief refinance single-family portfolio Legacy and relief refinance single-family portfolio Total Note: Totals may not add due to rounding. © Freddie Mac 7

Single-Family Guarantee Loan Purchase Credit Characteristics Weighted average original loan-to-value ratio (OLTV) Weighted average credit score 747 750 752 752 752 77% 77% 77% 75% 74% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 New business activity with debt-to-income ratio > 45 % Loan purpose and investment properties as a percentage of loan purchases 6% 5% 4% 4% 5% 15% 16% 18% 27% 37% 39% 14% 14% 20% 18% 16% 13% 13% 20% 21% 65% 64% 57% 43% 40% 1Q19 2Q19 3Q19 4Q19 1Q20 Home purchase Cash-out refinance 1Q19 2Q19 3Q19 4Q19 1Q20 Investment properties as a Other refinance Investment properties as a % of purchases percentage of loan purchases © Freddie Mac 8

Single-Family Guarantee Credit Risk Transfer (CRT) – STACR / ACIS Total single-family credit guarantee portfolio with Cumulative single-family transferred credit risk transferred credit risk based on outstanding balance at period end $ Billions $ Billions Outstanding reference pool UPB as a percentage of total single-family portfolio 49% 44% 45% 35% 26% $28.2 $26.9 $28.1 $28.1 $27.9 $1,508 $1,376 $1,144 $906 $983 $858 $838 $1.7 $1.3 $1.4 $1.1 $1.4 $598 $648 $457 $9.3 $6.1 $5.8 $6.7 $5.9 $7.3 $6.0 $8.0 $5.9 $6.2 2016 2017 2018 2019 YTD 2020* 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 Reference pool UPB at issuance First loss positions: Retained by Freddie Mac Reference pool UPB outstanding Mezzanine loss positions: Retained by Freddie Mac First loss positions: Transferred to third parties Mezzanine loss positions: Transferred to third parties • This slide reflects STACR and ACIS CRT transactions only. It excludes senior subordinate securitization structures and lender risk-sharing transactions. *As of March 31, 2020. © Freddie Mac 9

Multifamily Financial Highlights and Key Metrics Multifamily comprehensive income (loss) Multifamily acquisitions of units by area median $ Millions income (AMI) (% of eligible units acquired) 6% 9% 7% 6% 4% $591 $502 $395 $440 94% 91% 93% 94% 96% $(174) 1Q19 2Q19 3Q19 4Q19 1Q20 2016 2017 2018 2019 YTD 2020* ≤120% AMI >120% AMI 45% increase Multifamily market and Freddie Mac delinquency Total portfolio since 2016 $ Billions $309$310 $309$310 rates $280 $33 $29 $249 $36 $213 $6 $6 $39 $7 $42 $7 1.05% $13 $271 $275 $203 $237 4Q19 0.11% $158 (82%) (85%) (88%) (89%) (74%) 0.08% 12/31/2016 12/31/2017 12/31/2018 12/31/2019 3/31/2020 1Q16 1Q17 1Q18 1Q19 1Q20 Guarantee portfolio Mortgage-related securities Freddie Mac (60+ day) FDIC insured institutions (90+ day) Unsecuritized loans and other MF CMBS market (60+ day) Note: Totals may not add due to rounding. © Freddie Mac *As of March 31, 2020. 10

Multifamily Key Metrics, continued New business activity Multifamily securitization activity8,9 $ Billions $ Billions $78.4 $78.0 $75.4 $73.2 $0.5 $0.5 $72.8 $67.5 $6.5 $7.5 $6.8 $56.8 $52.1 $2.2 $77.9 $73.2 $77.5 $66.3 $67.9 $56.8 $60.7 $49.9 $12.3 $10.0 $0.1 $1.7 $9.9 $10.6 2016 2017 2018 2019 YTD 2020* 2016 2017 2018 2019 YTD 2020* New loan purchase activity LIHTC new business activity Primary securitization products Other securitization products • The multifamily loan purchase cap is $100.0 billion for the five-quarter period from the fourth quarter of 2019 through the fourth quarter of 2020, and at least 37.5% must be mission- driven affordable housing. As of March 31, 2020, the total cumulative new business activity subject to the cap was $27.4 billion, and approximately 39% was mission-driven affordable housing. Note: Totals may not add due to rounding. © Freddie Mac 11 *As of March 31, 2020.

Capital Markets Financial Highlights and Key Metrics Capital Markets comprehensive income Capital Markets investments portfolio $ Millions $ Billions 18% YoY increase $269 $291 $247 $254 $258 $268 $534 $539 $120 $433 $76 $81 $87 $100 $210 $171 $173 $171 $168 $171 $10 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Mortgage investments portfolio Other investments portfolio Capital Markets cash window securitization Capital Markets mortgage investments portfolio $ Billions $ Billions $73 Flat YoY $59 $59 $171 $173 $171 $168 $171 $42 $39 $34 $30 $28 $45 $13 $16 $21 $19 $26 $30 $116 $118 $116 $119 $116 (68%) (68%) (68%) (71%) (68%) 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Liquid Securitization pipeline Less liquid Note: Totals may not add due to rounding. © Freddie Mac 12

Housing Market Support Number of families Freddie Mac helped Number of single-family loan workouts11 to own or rent a home10 In Thousands In Thousands 2,578 2,311 2,192 782 663 442 90 3 75 16 5 15 11 884 987 828 10 47 2 7 637 9 449 60 309 45 820 866 809 108 15 29 3 11 192 217 3 31 149 111 9 7 2017 2018 2019 YTD 2019* YTD 2020* 2017 2018 2019 YTD 2019* YTD 2020* Multifamily rental units Loan modifications12 Home Single-Family purchase borrowers Repayment plans12 Retention Actions Single-Family refinance borrowers Forbearance agreements12 Short sales and deed-in-lieu Foreclosure of foreclosure transactions12 Alternatives Note: Totals may not add due to rounding. © Freddie Mac 13 *As of March 31.

Endnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s Press Release for the quarter ended March 31, 2020. 2 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. In November 2019, FHFA directed Freddie Mac, by January 31, 2020, to include 10% of the notional value of certain interest-only securities owned by the company in the calculation of this portfolio, while continuing to maintain the portfolio below the limit imposed by FHFA. For this purpose, the mortgage-related investments portfolio was $215.5 billion as of March 31, 2020, including $4.3 billion representing 10% of the notional amount of the interest-only securities the company held as of March 31, 2020. 3 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 4 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. See the company’s Annual Report on Form 10-K for the year ended December 31, 2019 for more information. 5 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. Beginning in 2020, the company offset amounts recognized as payables under repurchase agreements accounted for as collateralized borrowings and amounts recognized as receivables under reverse repurchase agreements accounted for as collateralized borrowings when such amounts meet the conditions for offsetting repurchase and reverse repurchase agreements in FASB ASC Subtopic 210-20 (Balance Sheet - Offsetting). Previously, such amounts were presented on a gross basis, with amounts recognized as payables under repurchase agreements accounted for as collateralized borrowings included in Other Debt and amounts recognized as receivables under reverse repurchase agreements accounted for as collateralized borrowings included in Other Investments. Prior periods have been revised to conform to the current period presentation. 6 Excludes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008 as consideration for Treasury’s funding commitment, and the increases in the aggregate liquidation preference of the senior preferred stock pursuant to the December 2017 and September 2019 Letter Agreements. The company received no cash proceeds in connection with the initial $1 billion liquidation preference of senior preferred stock or the $3.0 billion, $1.8 billion, $1.8 billion, and $2.4 billion increases on December 31, 2017, September 30, 2019, December 31, 2019, and March 31, 2020, respectively. 7 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 8 Multifamily's primary securitization products are K Certificates and SB Certificates. In these transactions, the company guarantees the senior securities, but does not issue or guarantee the mezzanine or subordinated securities. The interest-rate risk and a large majority of expected and stress credit risk is sold to third-party investors through the mezzanine and subordinated securities, thereby reducing the company's risk exposure. 9 Excludes re-securitization UPB of primary and other securitization products. 10 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 11 Consists of both home retention actions and foreclosure alternatives. 12 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period. © Freddie Mac 14

Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date, and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks, and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily, and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, the effects of the COVID-19 pandemic and actions taken in response thereto on its business, financial condition, and liquidity, its market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP, and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, uncertainty about the duration and severity, and effects of, the COVID-19 pandemic and actions taken in response thereto, actions by the U.S. government (including FHFA, Treasury, Congress, and state and local governments), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates, and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s website at www.freddiemac.com/investors and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation. © Freddie Mac 15